UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 20, 2024

Ayala Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36138	84-1521955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 DEER PARK DRIVE, SUITE K-1 MONMOUTH JUNCTION, New Jersey	08852
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (732) 545-1590

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on February 5, 2024 (the “Execution Date”), Ayala Pharmaceuticals, Inc., a Delaware corporation (the “Company”) and Immunome, Inc. (“Purchaser”), entered into an Asset Purchase Agreement pursuant to which Purchaser will acquire substantially all of the Company’s assets (the “Asset Sale”).

On February 20, 2024, the Company and Andres Gutierrez, the Company’s Chief Medical Officer and Executive Vice President, entered into a letter agreement (the “Letter Agreement”), which references that certain Employment Agreement, dated as of April 23, 2018, by and between the Company and Dr. Gutierrez (the “Employment Agreement”).  The Letter Agreement memorializes the agreement between the Company and Dr. Gutierrez that the previously disclosed transaction bonus in the amount of $800,000 to be paid to Dr. Gutierrez upon the closing of the Asset Sale (the “Closing”) shall cause any termination of his employment upon or following the Closing to be treated as a termination of employment pursuant to Section 4(c) of the Employment Agreement, such that he will not be entitled to any of the payments or benefits set forth in Section 4(b) of the Employment Agreement with respect to any such termination.  The Letter Agreement provides that should Dr. Gutierrez’s employment terminate for any reason prior to the Closing, the current terms of the Employment Agreement without regard to the Letter Agreement will control.

The foregoing description of the Letter Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Letter Agreement, which is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Letter Agreement, dated February 20, 2024, between the Company and Andres A. Gutierrez
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 23, 2024	AYALA PHARMACEUTICALS, INC.

	By:	/s/ Kenneth A. Berlin
Name: Kenneth A. Berlin
Title: President and Chief Executive Officer